UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

Ener-Core, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-173040	46-0525350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9400 Toledo Way, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 616-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

As previously reported in our Current Report on Form 8-K dated April 7, 2015 (the “Form 8-K”), on April 2, 2015, the registrant entered into warrant exchange agreements (the “Exchange Agreements”) with five accredited investors (the “April 2014 Investors”) that held warrants for the purchase of up to an aggregate of 4,097,015 shares of the registrant’s common stock that were issued on April 16, 2014 (the “April 2014 Warrants”) in connection with the registrant’s April 2014 senior secured convertible notes and warrants financing transaction. Pursuant to the Exchange Agreements, the April 2014 Investors collectively agreed to surrender for cancellation all of their April 2014 Warrants in exchange for the registrant issuing to them an aggregate 3,687,316 shares of our common stock (the “Exchange Shares” and this transaction hereinafter the “Warrant Exchange”). As previously reported in the Form 8-K, the registrant also separately entered into Lock-Up Agreements with the April 2014 Investors on April 2, 2015, under which the April 2014 Investors agreed that they will not, among other things, offer, sell, contract to sell, hypothecate or otherwise dispose of the Exchange Shares issued to them until the earlier of (i) the 60th calendar day following the closing date of Warrant Exchange and (ii) the first date that the weighted average price of the registrant’s common stock equals or exceeds $0.30 for each of ten (10) consecutive trading days. The Warrant Exchange transaction closed on April 17, 2015.

The foregoing descriptions of the terms of the Exchange Agreements and the Lock-up Agreements are not complete and are qualified in their entirety by reference to such agreements, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.          Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The issuances of the Exchange Shares to the April 2014 Investors pursuant to the Exchange Agreements were made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(9) thereof as securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Item 9.01.          Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
10.1	Form of Exchange Agreement *
10.2	Form of Lock-Up Agreement *

*	These exhibits were previously filed as Exhibits 10.1 and 10.2 to the registrant’s Current Report on Form 8-K that was filed with the SEC on April 7, 2015 and are incorporated herein by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, INC.

Dated: April 17, 2015	By:	/s/ Domonic J. Carney
Domonic J. Carney, Chief Financial Officer

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